THE MARSICO INVESTMENT FUND

Marsico Global Fund

Supplement dated December 12, 2008
(to the Prospectus and the Statement of Additional Information dated February 1, 2008)

This Supplement updates the above-dated Prospectus and Statement of Additional Information of the Marsico Global Fund (the “Fund”).

Marsico Capital Management, LLC, (“MCM”) the Fund’s investment adviser, will, effective January 1, 2009, limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Fund’s average net assets until December 31, 2009.

The expense limitation agreement may be terminated any time after December 31, 2009.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE